EXHIBIT 99.9


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-NC5

                                   All records

Selection Criteria: All records
Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)

                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Weighted   Weighted
                                                        of         Date         Date       Gross     Remaining   Average    Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
4.750 - 4.999                                              12     3,005,692        0.41      4.894         357      77.18        662
5.000 - 5.249                                              19     4,219,227        0.58      5.117         350      79.11        643
5.250 - 5.499                                              34     7,517,433        1.04      5.345         351      78.39        644
5.500 - 5.749                                             164    32,328,542        4.46      5.577         343      76.22        655
5.750 - 5.999                                             251    51,281,957        7.08      5.875         347      77.73        646
6.000 - 6.249                                             245    49,559,512        6.84      6.103         350      79.34        638
6.250 - 6.499                                             347    66,054,010        9.11      6.344         351      80.07        630
6.500 - 6.749                                             429    84,563,013       11.67      6.590         350      80.90        622
6.750 - 6.999                                             503    97,914,928       13.51      6.860         351      80.47        614
7.000 - 7.249                                             293    48,371,389        6.67      7.099         347      81.14        612
7.250 - 7.499                                             344    57,691,161        7.96      7.344         351      82.60        595
7.500 - 7.749                                             355    56,349,666        7.78      7.586         353      79.47        587
7.750 - 7.999                                             332    51,022,148        7.04      7.859         355      80.14        574
8.000 - 8.249                                             196    27,114,120        3.74      8.097         353      80.60        573
8.250 - 8.499                                             190    25,277,942        3.49      8.343         355      79.73        569
8.500 - 8.749                                             170    23,918,919        3.30      8.585         352      77.41        550
8.750 - 8.999                                             128    16,401,155        2.26      8.849         353      78.25        562
9.000 - 9.249                                              62     7,516,984        1.04      9.085         348      76.97        545
9.250 - 9.499                                              38     4,232,529        0.58      9.330         339      75.83        534
9.500 - 9.749                                              37     3,987,074        0.55      9.612         349      73.17        536
9.750 - 9.999                                              30     3,283,266        0.45      9.856         351      74.00        534
10.000 - 10.249                                             9       804,063        0.11     10.052         346      73.71        545
10.250 - 10.499                                            13     1,016,276        0.14     10.302         330      69.00        517
10.500 - 10.749                                             6       615,244        0.08     10.587         357      72.72        526
10.750 - 10.999                                             5       415,652        0.06     10.821         332      71.87        512
11.250 - 11.499                                             2       121,576        0.02     11.273         357      74.54        553
11.500 - 11.749                                             1        90,314        0.01     11.575         357      80.00        513
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  4,215   724,673,794      100.00      7.031         351      79.75        607
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 4.750
Maximum: 11.575
Weighted Average: 7.031

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                           MORGAN STANLEY
                                            MSAC 2004-NC5

                                     Adjustable Rate Population

Selection Criteria: Adjustable Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)

                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Weighted   Weighted
                                                        of         Date         Date       Gross     Remaining   Average    Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
4.750 - 4.999                                              12     3,005,692        0.59      4.894         357      77.18        662
5.000 - 5.249                                              19     4,219,227        0.83      5.117         350      79.11        643
5.250 - 5.499                                              31     6,684,079        1.31      5.342         357      78.55        645
5.500 - 5.749                                              72    15,559,538        3.05      5.598         357      79.93        635
5.750 - 5.999                                             168    35,902,269        7.03      5.883         357      79.95        641
6.000 - 6.249                                             153    30,770,570        6.03      6.099         357      80.94        633
6.250 - 6.499                                             244    47,550,953        9.32      6.351         357      81.52        624
6.500 - 6.749                                             273    54,737,222       10.72      6.596         357      82.50        615
6.750 - 6.999                                             349    70,936,877       13.90      6.865         357      81.02        609
7.000 - 7.249                                             187    33,281,977        6.52      7.099         357      83.12        607
7.250 - 7.499                                             232    41,271,379        8.09      7.348         357      83.22        589
7.500 - 7.749                                             253    42,824,185        8.39      7.590         357      80.00        581
7.750 - 7.999                                             237    38,505,983        7.54      7.863         357      80.03        564
8.000 - 8.249                                             137    20,443,353        4.01      8.097         357      80.71        570
8.250 - 8.499                                             137    19,447,124        3.81      8.343         357      79.16        563
8.500 - 8.749                                             117    18,174,463        3.56      8.586         357      76.53        546
8.750 - 8.999                                              87    12,083,535        2.37      8.846         357      77.86        560
9.000 - 9.249                                              36     5,058,113        0.99      9.084         357      77.56        536
9.250 - 9.499                                              21     2,843,589        0.56      9.320         357      74.08        526
9.500 - 9.749                                              23     2,970,673        0.58      9.609         357      73.05        535
9.750 - 9.999                                              23     2,455,832        0.48      9.860         357      71.63        530
10.000 - 10.249                                             3       361,815        0.07     10.000         357      70.81        520
10.250 - 10.499                                             8       654,227        0.13     10.327         357      69.01        511
10.500 - 10.749                                             5       415,480        0.08     10.580         357      69.22        534
10.750 - 10.999                                             2       229,338        0.04     10.750         357      70.00        503
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  2,829   510,387,494      100.00      7.070         357      80.68        600
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 4.750
Maximum: 10.750
Weighted Average: 7.070

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                           MORGAN STANLEY
                                            MSAC 2004-NC5

                                        Fixed Rate Population

Selection Criteria: Fixed Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)

                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Weighted   Weighted
                                                        of         Date         Date       Gross     Remaining   Average    Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
5.250 - 5.499                                               3       833,354        0.39      5.365         306      77.16        629
5.500 - 5.749                                              92    16,769,004        7.83      5.557         330      72.79        674
5.750 - 5.999                                              83    15,379,688        7.18      5.857         323      72.55        657
6.000 - 6.249                                              92    18,788,942        8.77      6.109         338      76.73        647
6.250 - 6.499                                             103    18,503,057        8.63      6.326         337      76.36        645
6.500 - 6.749                                             156    29,825,791       13.92      6.578         339      77.97        635
6.750 - 6.999                                             154    26,978,051       12.59      6.847         337      79.02        626
7.000 - 7.249                                             106    15,089,412        7.04      7.100         327      76.75        622
7.250 - 7.499                                             112    16,419,783        7.66      7.332         335      81.05        609
7.500 - 7.749                                             102    13,525,481        6.31      7.571         340      77.80        606
7.750 - 7.999                                              95    12,516,165        5.84      7.846         349      80.45        604
8.000 - 8.249                                              59     6,670,767        3.11      8.099         341      80.26        584
8.250 - 8.499                                              53     5,830,818        2.72      8.342         348      81.61        588
8.500 - 8.749                                              53     5,744,456        2.68      8.579         338      80.17        562
8.750 - 8.999                                              41     4,317,620        2.01      8.860         342      79.33        569
9.000 - 9.249                                              26     2,458,872        1.15      9.087         330      75.75        565
9.250 - 9.499                                              17     1,388,940        0.65      9.350         301      79.41        549
9.500 - 9.749                                              14     1,016,402        0.47      9.621         328      73.52        542
9.750 - 9.999                                               7       827,433        0.39      9.845         333      81.05        545
10.000 - 10.249                                             6       442,248        0.21     10.094         337      76.09        565
10.250 - 10.499                                             5       362,049        0.17     10.258         281      68.97        528
10.500 - 10.749                                             1       199,765        0.09     10.600         357      80.00        508
10.750 - 10.999                                             3       186,314        0.09     10.909         300      74.17        523
11.250 - 11.499                                             2       121,576        0.06     11.273         357      74.54        553
11.500 - 11.749                                             1        90,314        0.04     11.575         357      80.00        513
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Total:                                                  1,386   214,286,300      100.00      6.938         336      77.55        625
--------------------------------------------------   --------   -----------   ---------   --------   ---------   --------   --------
Minimum: 5.250
Maximum: 11.575
Weighted Average: 6.938

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.